                                                                     EXHIBIT 4.1

                    NUMBER                                       SHARES

               ATG

               COMMON STOCK                                 COMMON STOCK

                 Par Value $5.00                              Par Value $5.00

                              AGL RESOURCES INC.
                                                               CUSIP 001204 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certificate is      THIS CERTIFIES THAT
Transferable in
Boston, Mass. or
New York, N.Y.



Incorporated Under
the Laws of the State
of Georgia
                         IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                         AGL Resources Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                              Witness the facsimile seal of the Corporation and
                         the facsimile signatures of its duly authorized officers.

     Dated:

 /s/ Melanie McGee Platt  [LOGO OF AGL RESOURCES INC.]  /s/ Walter M. Higgins


           Corporate Secretary                                     President

Countersigned and Registered:

                     EQUISERVE TRUST COMPANY, N.A.
                            (Boston, Mass.)                      Transfer Agent
                                                                  and Registrar

By


                                                           Authorized Signature

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between AGL Resources Inc., a Georgia corporation, and EquiServe Trust Company, N.A., dated as of March 6, 1996 and amended as of June 1, 1999 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of AGL Resources Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. AGL Resources Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.


                              AGL RESOURCES INC.

     THE CORPORATION WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST IN WRITING AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS, AND THE VARIATIONS IN RELATIVE RIGHTS AND PREFERENCES, OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TOGETHER WITH THE AUTHORITY OF THE BOARD OF DIRECTORS OR SHAREHOLDERS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES AND SERIES.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                       UNIF GIFT MIN ACT             Custodian
                                                                          ...............................
TEN ENT  -  as tenants by the entireties                                   (Cust)                (Minor)
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants                               under Uniform Gifts to Minors
            in common
                                                                          Act .....................
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ........................................ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------



--------------------------------------- ........................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ......................................................................... Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint..............................................

 ................................................................................
Attorney, to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:................................


Signature(s) Guaranteed:                    ....................................
                                                     Signature(s)


 ......................................      ....................................
THE SIGNATURE(S) SHOULD BE GUARANTEED       NOTICE: THE SIGNATURE(S) ON THIS
BY AN ELIGIBLE GUARANTOR INSTITUTION,       ASSIGNMENT MUST CORRESPOND WITH THE
AS DEFINED IN RULE 17Ad-15 UNDER THE        NAME(S) AS WRITTEN UPON THE FACE OF
SECURITIES AND EXCHANGE ACT OF 1934,        THE CERTIFICATE, IN EVERY
AS AMENDED.                                 PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT, OR ANY CHANGE WHATEVER.